                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): SEPTEMBER 1, 2004
                                                 ------------------

                          MICROTEL INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
--------------------------------------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
                                                    ----------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

         Our board of directors adopted amended and restated bylaws ("amended bylaws") and approved an amended and restated certificate of incorporation ("amended certificate"). The amended bylaws became effective as of September 1, 2004, and we intend to submit them for stockholder ratification at our 2004 annual meeting of stockholders that is planned for 10:00 a.m. on October 19, 2004. The amended certificate is planned to be filed with the Delaware Secretary of State and to become effective following stockholder approval at the 2004 annual meeting.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         The amended certificate reflects our current corporate name and registered office in the State of Delaware and contains various wording changes to modernize the provisions of our existing certificate of incorporation ("existing certificate") in accordance with the Delaware General Corporation Law ("DGCL"). The amended certificate also contains substantive differences described generally below. We encourage stockholders to review the complete terms of the form of amended certificate, which is incorporated by reference as an exhibit to this report.

         We have also attached as an exhibit to this report a copy of Article Eighth of the existing certificate. Approval of the amended certificate requires the affirmative vote of the majority of outstanding shares of our common stock as of the record date, except that approval of the replacement of Article Eighth of the existing certificate with Article VIII of the amended certificate requires the affirmative vote of holders of not less than 67% of the outstanding shares of our common stock as of the record date.

         Accordingly, if the proposal regarding the adoption of the amended certificate receives the affirmative vote of at least a majority of outstanding shares but does not receive the affirmative vote of at least 67% of the outstanding shares, then the proposal will be deemed to have been approved in all respects other than with respect to the proposed replacement of Article Eighth of the existing certificate with Article VIII of the amended certificate. In that event, our board of directors will substitute Article Eighth of the existing certificate into the amended certificate in place of proposed Article VIII of the amended certificate.

         Our board of directors also has reserved the right to abandon any or all of the proposed amendments to the existing certificate at any time prior to the effectiveness of the filing of the amended certificate with the Delaware Secretary of State, notwithstanding authorization of any or all of the proposed amendments by our stockholders.

         AUTHORIZED CAPITAL. Article Fourth of our existing certificate provides for 50,000,000 shares of common stock, 1/3 cent par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. Of the 10,000,000 shares of authorized preferred stock, our board of directors designated 200 shares as Series A Preferred Stock and 150,000 shares as Series B Preferred Stock, and the remainder are undesignated preferred that may be issued in one or more series as designated from time to time by our board of directors. All previously outstanding shares of Series A Preferred Stock and Series B Preferred Stock have either been converted into shares of our common stock or redeemed, and therefore were restored to their status as authorized but unissued shares of those respective classes of preferred stock. We do not intend to issue additional shares of preferred stock with rights, preferences and privileges similar to the Series A Preferred Stock or Series B Preferred Stock, and we desire to express the par value of our preferred stock in decimals rather than fractions.

         Also, we believe it is in the best interests of our company and our stockholders to increase our authorized capital. An increase in our authorized capital will make additional shares of common stock available for acquisitions, financings, present and future employee benefit programs, and other corporate purposes. The additional authorized shares of common stock that will be available if the amended certificate is approved by our stockholders and filed with the Delaware Secretary of State may be issued from time to time as our board of directors may determine, without further action of our stockholders. Although we have no definitive plans to utilize such shares to entrench present management, we may, in the future, be able to use the additional shares of common stock as a defensive tactic against hostile takeover attempts. The authorization of such additional shares of common stock will have no current anti-takeover effect. No hostile takeover attempts are, to our management's knowledge, currently threatened. The relative rights and limitations of the common stock would remain unchanged under the amendment. Stockholders do not currently possess, nor upon the approval of the proposed authorized share increase will they acquire, preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of our company.

         Accordingly, Article IV of our amended certificate provides for authorized capital of 150,000,000 shares of common stock, $0.0033 par value per share, and 10,000,000 shares of undesignated preferred stock, $0.01 par value per share, that may be issued in one or more series as designated from time to time by our board of directors. Also, Article IV of the amended certificate contains a description of the attributes of our common stock. There is not a similar description in our existing certificate.

         ADVANCE NOTICE OF NEW BUSINESS AND STOCKHOLDER NOMINATIONS. Article XII of the amended certificate provides that advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the bylaws of the corporation. The existing certificate does not address these matters. We have addressed these matters in the amended bylaws.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the amended certificate provides that we shall indemnify, to the fullest extent permitted by law, any person in connection with any action, suit or proceeding to which they are made or are threatened to be made by reason of the fact that such person is or was a director or officer of our company or is or was serving at our request as a director or officer of another entity. There is no similar provision in the existing certificate. However, this proposed provision is typical of Delaware corporations that have modernized certificates of incorporation and is consistent with powers granted to us under Section 145 of the DGCL and with obligations imposed upon us by our previous bylaws and amended bylaws.

         PERSONAL LIABILITY OF DIRECTORS. Both the existing certificate and the amended certificate provide for limitation of a director's personal liability to us or our stockholders for monetary damages for breach of fiduciary duty, to the fullest extent permitted by the DGCL from time to time. The amended certificate adds a typical proviso indicating that in no event will the personal liability of any of our directors for monetary damages be limited for any breach of loyalty, for any acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit, or for unlawful payment of dividends or unlawful stock purchase or redemption as provided in Section 174 of the DGCL.

         DURATION OF EXISTENCE AND LOCATION OF STOCKHOLDER MEETINGS AND CORPORATE BOOKS. The amended certificate contains typical provisions that provide that we have a perpetual existence, that meetings of our stockholders may be held within or without the State of Delaware, as our bylaws may provide, and that our books may be kept outside the State of Delaware at places designated by our board of directors or bylaws. The existing certificate was silent on these matters.

         CLASSIFICATION OF BOARD OF DIRECTORS. Both Article Eighth of the existing certificate and Article VIII of the amended certificate provide for a classified board of directors that is divided into three classes, with each class serving a staggered three-year term. The amended certificate designates the classes as Class I, Class II and Class III, and provides that the authorized number of directors shall be set solely by resolution of the board of directors and that directors shall be assigned to each class in accordance with resolutions adopted by our board of directors. The amended certificate also provides that no decrease in the number of directors constituting our board of directors will shorten the term of any incumbent director and that the manner by which a director may be removed from office shall be as provided in our bylaws. Article Eighth of the existing certificate and Article VIII of the amended certificate both provide that any director, or the entire board of directors, may be removed at any time, but only for cause, and that the provisions of Article Eighth and Article VIII may not be repealed or amended in any respect, unless the amendment or repeal is approved by the affirmative vote of the holders of not less than 67% of the outstanding shares of our common stock.

AMENDED AND RESTATED BYLAWS

         By deleting ineffective and unnecessary provisions and adding some additional provisions that our board of directors deems desirable and in our company's best interests, the amended bylaws update our previous bylaws to be consistent with current Delaware law and practices typical of modern Delaware corporations. Key substantive differences between the amended bylaws and the previous bylaws are described generally below. We encourage stockholders to review the complete terms of the amended bylaws, which are incorporated by reference as an exhibit to this report.

         MEETINGS BY USE OF REMOTE COMMUNICATION. Section 2.1 of the amended bylaws includes a provision authorizing us to hold meetings of our stockholders either at a place specified by our board of directors, as was permitted under our previous bylaws, or by means of remote communications, as permitted by
Section 211(a)(2) of the DGCL.

         RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS. Section 2.3 of the amended bylaws provides that special meetings of stockholders may be called by our board of directors, chairman of the board, chief executive officer or president (in the absence of a chief executive officer), and shall be called by our secretary at the request in writing by holders of not less than 10% of the total voting power of all of our outstanding securities then entitled to vote. The previous bylaws did not expressly authorize the chairman of the board or chief executive officer to call special meetings of stockholders.

         NOTICES BY ELECTRONIC TRANSMISSION. Article IX of the amended bylaws provides that any notice to stockholders given by us under any provision of the DGCL, our certificate of incorporation or the amended bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Various provisions of the amended bylaws, such as Sections 2.5 and 3.7 (relating to notice of stockholder and board meetings, respectively), Sections 2.9 and 3.9 (relating to stockholder and director waivers of notice, respectively), Section 3.3 (relating to form and use of ballots), Section 3.4 (relating to director resignations), and Section 3.10 (relating to board action by written consent), permit use of electronic transmissions. The previous bylaws did not address electronic transmissions of notices, waivers, ballots and consents.

         ADJOURNMENT OF STOCKHOLDERS' MEETING. Section 2.6 of the amended bylaws provides that stockholders' meetings at which a quorum is not present may be adjourned either by the chairperson of the meeting or by the holders of a majority of the shares represented in person or by proxy at the meeting. The previous bylaws did not provide for adjournment by the chairperson.

         AUTHORIZED NUMBER OF DIRECTORS. Section 3.2 of the amended bylaws provides that the authorized number of directors shall be four until changed by resolution of our board of directors. Section 15 of the previous bylaws contained a similar provision, except that Section 15 also provided that the authorized number of directors could not be reduced below four without the vote or written consent of stockholders holding 80% of the voting power of our company.

         FILLING OF VACANCIES ON THE BOARD. Section 3.4 of the amended bylaws provides that any vacancies on the board of directors resulting from death, resignation, disqualification, removal, newly created directorships or other causes shall, except as otherwise provided by the DGCL or by the certificate of incorporation, be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director, and not by the stockholders. This provision is consistent with our amended certificate. In contrast, Section 17 of the previous bylaws provided the board of directors with the power to fill vacancies but did not prohibit stockholders from filling vacancies.

         NOTICE OF BOARD MEETINGS. Section 3.6 of the amended bylaws provides that regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board of the directors. In contrast, the previous bylaws required that written notice of regular meetings be provided to members of the board of directors.

         Section 3.7 of the amended bylaws provides that notices of board of directors meetings must be delivered or sent at least 24 hours before the time of holding of the meeting, if delivered by hand, courier or telephone or sent by electronic mail or facsimile, and at least four days before the time of holding of the meeting if deposited in the United States mail. The previous bylaws provided that written notice of the time and place of all regular and special meetings of the board of directors had to be delivered personally to each director, or sent to each director by mail or other form of written communication, at least one day before the date of the meeting.

         RIGHT TO CALL SPECIAL MEETINGS OF THE BOARD. Section 3.7 of the amended bylaws provides that special meetings of the board of directors may be called by our chairman of the board, chief executive officer, president or secretary, or by any two directors. In contrast, the previous bylaws required that special meetings of the board of directors be called by our president or by a majority of the board of directors.

         APPROVAL OF LOANS TO OFFICERS AND EMPLOYEES. Section 3.12 of the amended bylaws provides that we may lend money to, or guarantee any obligation of, or otherwise assist any officer or employee of ours or our subsidiaries whenever the board of directors determines that such an arrangement may reasonably be expected to benefit us and is not prohibited by applicable laws, rules or regulations. There was no similar provision in the previous bylaws.

         DUTIES OF OFFICERS. Article V of the amended bylaws provides modernized descriptions of the duties of our officers and also includes descriptions of duties of our chief executive officer and chief financial officer. The previous bylaws did not include descriptions of duties of our chief executive officer and chief financial officer.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the amended bylaws provides, and Article XI of the previous bylaws provided, that we had rights and/or obligations to indemnify our directors, officers, employees and agents in connection with certain actions, suits or proceedings ("proceedings") and to pay their expenses in advance of the final disposition of the proceedings, to the extent permitted by the DGCL. However, these Articles differ as to whether indemnification and advancement of expenses is required or rather is merely permitted.

         Article VI of the amended bylaws provides that to the fullest extent and in the manner permitted by the DGCL as it exists from time to time, we must indemnify our directors and officers who are involved in a proceeding by reason of the fact that they were serving as a director, officer, employee or agent of us or, at our request, of another entity or enterprise, and that we must pay their expenses in advance of the final disposition of the proceeding. Article VI also provides that we may provide indemnification to employees and agents who are not directors or officers and that we may pay their expenses in advance of the final disposition. In contrast, Article XI of the previous bylaws required us to provide indemnification to directors, officers, employees or agents and permitted us to pay their expenses in advance of the final disposition.

         PARTLY PAID SHARES. Section 8.3 of the amended bylaws provides that we may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid for those shares, and that dividends declared upon partly paid shares shall be paid only upon the basis of the percentage of the consideration actually paid for those shares. The previous bylaws did not address this matter.

         STOCKHOLDER PROPOSALS. Section 2.14 of the amended bylaws contains provisions governing submission by stockholders of nominations or business proposals to be brought before a meeting of our stockholders without including the nominee or business proposal in our proxy materials. Stockholders must provide us with certain information described in Section 2.14 within the timeframes prescribed by that Section. Otherwise, the chairperson of the meeting may prohibit the stockholder from proposing the nominee or business at the meeting of stockholders. The previous bylaws did not address these matters. These advance notice provisions may be viewed as friendly to incumbent directors because they prevent stockholders from presenting new nominees or business proposals at or near the time of a meeting of stockholders.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
       --------------------------------------------

       Not applicable.

(b)    Pro Forma Financial Information.
       --------------------------------

       Not applicable.

(c)    Exhibits.
       ---------

   Number        Description
   ------        -----------

    3.1 Form of Amended and Restated Certificate of Incorporation of MicroTel International Inc. (1)

    3.2     Amended and Restated Bylaws of MicroTel International Inc. (2)

    3.3 Article Eighth of the Existing Certificate of Incorporation of MicroTel International Inc. (3)

  ------------

(1) Filed as Appendix D to our revised preliminary proxy statement for our 2004 annual meeting of stockholders and incorporated herein by reference.

(2) Filed as Appendix F to our revised preliminary proxy statement for our 2004 annual meeting of stockholders and incorporated herein by reference.

(3) Filed as Appendix E to our revised preliminary proxy statement for our 2004 annual meeting of stockholders and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004

                                  MICROTEL INTERNATIONAL INC.

                                  By: /s/ CARMINE T. OLIVA
                                      ------------------------------------------
                                      Carmine T. Oliva, Chief Executive Officer